EXHIBIT (i)(2)

                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 59 to the Registration Statement of Eaton Vance Series Trust II (1933 Act File No. 02-42722) of my opinion dated November 19, 2003, which was filed as Exhibit (i) to Post-Effective Amendment No. 58.


                                         /s/ Deidre E. Walsh
                                         ---------------------
                                         Deidre E. Walsh, Esq.


January 26, 2004
Boston, Massachusetts